Exhibit 99.1

Consent of Director Nominee

Trajectory Alpha Acquisition Corp.

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Current Report on Form 8-K (the “Form 8-K”) of Trajectory Alpha Acquisition Corp. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Form 8-K and any amendment to such Form 8-K, and to the filing or attachment of this consent with such Form 8-K and any amendment thereto.

IN WITNESS WHEREOF, the undersigned has executed this consent as of June 2, 2023.

/s/ Paul Davis
Name:	Paul Davis